                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant [X]                    Check the appropriate box:
Filed by a Party other than the Registrant [_] [X] Preliminary Proxy Statement
                                               [_] Confidential, For Use of the
                                                   Commission Only (as permit-
                                                   ted by Rule 14a-6(e)(2))
                                               [_] Definitive Proxy Statement
                                               [_] Definitive Additional
                                                   Materials
                                               [_] Soliciting Material Pursuant
                                                   to Rule 14a-11(c) or Rule 14
                                                   a-12

                       COMTECH TELECOMMUNICATIONS CORP.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
(2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
(4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
(5) Total fee paid:

--------------------------------------------------------------------------------
[_] Fee paid previously with preliminary materials:

--------------------------------------------------------------------------------
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:

--------------------------------------------------------------------------------
(2) Form, Schedule or Registration Statement no.:

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(3) Filing Party:

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(4) Date Filed:

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

                                    COMTECH
                           TELECOMMUNICATIONS CORP.


                                105 Baylis Road
                           Melville, New York  11747



                                           November 3, 1997



To Our Stockholders:

On behalf of the Board of Directors and management, I cordially invite you to attend the Annual Meeting of Stockholders of Comtech Telecommunications Corp. The meeting will be held at 10:00 a.m. on December 16, 1997 at the Mariott Hotel, 1350 Old Walt Whitman Road, Melville, New York 11747. Copies of the Notice of Annual Meeting of Stockholders, Proxy Statement and proxy card are enclosed.

I believe that the annual meeting provides an excellent opportunity for stockholders to become better acquainted with Comtech and its directors and officers. I hope that you will be able to attend.

This year, in addition to electing directors and ratifying the selection of the Company's auditors for the fiscal year ending July 31, 1998, you are being asked to act on several other matters described in the Notice of Meeting and Proxy Statement.

IT IS IMPORTANT THAT YOUR SHARES ARE VOTED AT THIS MEETING. WHETHER OR NOT YOU ARE ABLE TO ATTEND IN PERSON, THE PROMPT EXECUTION AND RETURN OF YOUR ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED WILL BOTH ASSURE THAT YOUR SHARES ARE REPRESENTED AT THE MEETING AND MINIMIZE THE COST OF PROXY SOLICITATIONS.


                                    Sincerely,


                                    FRED KORNBERG
                                    Chairman, Chief
                                    Executive Officer
                                    and President

                                    COMTECH
                           TELECOMMUNICATIONS CORP.

                                105 Baylis Road
                           Melville, New York  11747


                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                               DECEMBER 16, 1997

The Annual Meeting of Stockholders of COMTECH TELECOMMUNICATIONS CORP. (the "Company") will be held at the Marriott Hotel, 1350 Old Walt Whitman Road, Melville, New York 11747, on Tuesday, December 16, 1997 at 10:00 a.m., local time, for the following purposes:

     1.   To elect two directors;

     2. To approve an amendment to the Company's Certificate of Incorporation increasing the number of authorized shares of Common Stock;

     3.   To approve amendments to the Company's 1993 Incentive Stock Option
          Plan.

     4.   To ratify the selection of auditors for the current fiscal year;

     5. To transact such other business as may properly come before the meeting.

All stockholders are invited to attend the meeting. Stockholders of record at the close of business on October 17, 1997, the record date fixed by the Board of Directors, are entitled to notice of and to vote at the meeting.



                                      By Order of the Board of Directors,



                                      J. Preston Windus, Jr.
                                      Secretary



November 3, 1997

--------------------------------------------------------------------------------
IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. ACCORDINGLY, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN
AND RETURN THE PROXY CARD IN THE STAMPED AND ADDRESSED ENVELOPE ENCLOSED FOR
YOU CONVENIENCE.
--------------------------------------------------------------------------------

                                    COMTECH
                           TELECOMMUNICATIONS CORP.

                                105 Baylis Road
                           Melville, New York  11747

                                PROXY STATEMENT

The enclosed proxy is solicited by the Board of Directors of Comtech Telecommunications Corp. (the "Company") for use at the Annual Meeting of Stockholders to be held on December 16, 1997, and at any adjournment thereof (the "Annual Meeting"). It may be revoked at any time before exercise by delivering a written notice of revocation to the Secretary of the Company, by executing a subsequent proxy and presenting it to the Secretary of the Company, or by attending the Annual Meeting and voting in person. All proxies will be voted in accordance with the stockholders' instructions, and if no directions are specified, the proxies will be voted for the nominees for election as directors and in favor of the matters set forth in the accompanying Notice of Annual Meeting. A stockholder may choose to strike the names of the proxy holders named in the enclosed proxy and insert other names.

Only holders of record of the Company's Common Stock, par value $.10 (the "Common Stock"), at the close of business on October 17, 1997 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting, with each holder having one vote per share. As of the Record Date, a total of 2,650,404 shares of Common Stock were outstanding. It is anticipated that the mailing to stockholders of this Proxy Statement and the enclosed proxy will commence by November 3, 1997.

The presence, in person or by proxy, of the holders of record at the close of business on the Record Date of a majority of the outstanding shares of Common Stock will constitute a quorum at the Annual Meeting. Directors will be elected by a plurality of the votes case (i.e., the two nominees receiving the greatest number of votes will be elected as directors). Stockholder approval of the amendments to the Company's 1993 Incentive Stock Option Plan and the ratification of the selection of auditors will require the affirmative vote of a majority of the shares present at the Annual Meeting and entitled to vote on such proposals and adoption of the proposed amendment to the Company's Certificate of Incorporation increasing the number of authorized shares of the Company's Common Stock will require the affirmative vote of a majority of the shares of Common Stock outstanding as of the Record Date.

Abstentions and broker non-votes with respect to any proposal (which occur when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner) will be counted for purposes of determining the presence or absence of a quorum. Abstentions also will be counted in determining the number of shares present and entitled to vote on such proposal, but broker non-votes are not counted as entitled to vote thereon.

          PRINCIPAL STOCKHOLDERS OF COMTECH TELECOMMUNICATIONS CORP.

To the Company's knowledge, the following persons individually, or as a group, beneficially own more than 5% of the Company's outstanding Common Stock (its only outstanding class of voting securities) as of October 17, 1997: Except as indicated below, each person has sole voting and dispositive power with respect to these shares.

                                                        Amount of
                                           -----------------------------------
        Name of Beneficial Owner                  Beneficial Ownership                   Percent OF CLASS
-----------------------------------------  -----------------------------------  -----------------------------------

Fred Kornberg (1)                                             155,000                                  5.8
  105 Baylis Road
  Melville, New York  11747

James A. Mitarotonda (2)                                       50,000                                  1.9
  c/o Barington Capital
  888 Seventh Avenue
  New York, New York  10019

Edmund H. Shea, Jr. (2)                                        83,528                                  3.2
  655 Brea Canyon Road
  Walnut, CA  91789

Barington Capital Group, L.P. (2)                             161,415                                  5.9
  888 Seventh Avenue - 17th Floor
  New York, NY  10019

Gary Gelman                                                   138,300                                  5.2
  c/o American Claims Evaluation, Inc.
  One Jericho Plaza
  Jericho, NY  11753

---------------------
(1) Does not include 2,000 shares held in a trust for which Mr. Kornberg is a trustee, and for which he disclaims beneficial ownership.

(2) According to a Schedule 13D filed with the Securities and Exchange Commission ("SEC") by Messrs. James A. Mitarotondo and Edmund H. Shea, Jr. and Barington Capital Group L.P. ("Barington"), each has sole power to vote and dispose of the number of shares set forth opposite their name, but may be deemed to constitute a "group" within the meaning of SEC Rule 13d-5(b) by virtue of their intention to consult with each other from time to time and exchange information concerning the Company and their respective investments in the Company's Common Stock. Barington's shares include 100,000 shares issuable on exercise of warrants. Mr. Mitarotonda is the Chairman of the general partners of Barington.

                                 ELECTION OF DIRECTORS

Under the Company's Certificate of Incorporation, the Board of Directors is divided into three classes, with the number of directors in each class fixed by the Board of Directors, and with the term of office of one class expiring each year. There are presently six Board members, two in the class holding office until the Annual Meeting, two in the class holding office until the next succeeding Annual Meeting, and two in the class holding office until the second succeeding Annual Meeting.

Certain information concerning the directors who are being nominated for reelection at the meeting and the incumbent directors whose terms of office continue after the Annual Meeting and executive officers of the Company named in the section "Executive Compensation" and all directors and executive officers as a group, is set forth below.

While the Board of Directors has no reason to believe that either Messrs. Bugliarello or Goldberg will not be available as a candidate for election, should such a situation arise, the enclosed proxy may be voted for the election of another nominee or nominees in the discretion of the persons acting pursuant to the proxy.

                  NOMINEES FOR ELECTION AT THE ANNUAL MEETING

                                                                                                Shares
                                                                                Served       Beneficially
                                                                  For Term         As            Owned     Percent
                                   Principal                      Expiring      Director       October        of
      NAME                         Occupation                Age     In           Since        17, 1997(1)   Class
      ----                         -----------               ---     --           -----        -----------   -----
George Bugliarello (3)(4)        Chancellor, Polytechnic      70    3 years        1977         17,400          *
                                 University
Richard L. Goldberg (2)          Partner, Proskauer Rose      61    3 years        1983         15,785          *
                                 LLP

INCUMBENT DIRECTORS WHOSE TERMS OF OFFICE CONTINUE AFTER THE ANNUAL MEETING AND
                          CERTAIN EXECUTIVE OFFICERS

                                                                                     Shares
                                                                         Served   Beneficially
                                                           Term            As         Owned          Percent
                           Principal                     Expiring       Director     October            of
      NAME                Occupation                Age     IN            Since    17, 1997(1)         Class
      ----                -----------               ---     --            -----    -----------         -----
Fred Kornberg (2)       Chairman, Chief              61   1 year          1971        155,000           5.8
                        Executive Officer &
                        President of the
                        Company

Gerard R. Nocita (3)(2) Retired - Private Investor   61   2 years         1993         17,000             *

John B. Payne (4)       President and CEO            62   2 years         1993         13,000             *
                        of Nucomm, Inc.

Sol S. Weiner (3)(4)    President, Sol S.            78   1 year          1980         20,000             *
                        Weiner Investments,
                        Inc.

Richard L. Burt         Vice President;              56     --             --          27,955           1.0
                        President of  Comtech
                        Systems, Inc.

Glenn F. Higgins        Vice President;              63     --             --          13,500             *
                        President of Comtech
                        Antenna Systems, Inc.

J. Preston Windus, Jr.  Vice President; Chief        54     --             --          17,000             *
                        Financial Officer and
                        Secretary; President
                        of Comtech PST Corp.

                        Vice President;              48     --             --          48,000           1.8
Robert L. Mc Collum     President of Comtech
                        Communication Corp.

All present directors                                                                 344,640          12.7
 and officers (10
 persons)
-------------------------------------------
*    Less than one percent

(1) Includes the following shares of Common Stock with respect to which such persons have the right to acquire beneficial ownership within sixty days from such date: Dr. Bugliarello 3,000 shares; Mr. Goldberg 3,000 shares; Mr. Weiner 3,000 shares; Mr. Burt 18,984 shares; Mr. Higgins 11,400 shares; Mr. Nocita 5,000 shares; Dr. Payne 5,000 shares; Mr. Windus 17,000 shares; and all directors and officers as a group 66,384 shares. These respective shares were deemed to be outstanding for purposes of calculating the respective percentages owned.

(2)  Member of Executive Committee.

(3)  Member of Audit Committee.

(4)  Member of Executive Compensation Committee.

Dr. Bugliarello has been Chancellor of Polytechnic University since 1994 and was President of the University since 1978. He is also a director of Long Island Lighting Company, Symbol Technologies Inc., and Spectrum Information Technologies.

Mr. Goldberg has been a partner since 1990 in the law firm of Proskauer Rose LLP, which renders legal services to the Company. Prior to that, Mr. Goldberg had been a partner in the law firm of Botein Hays & Sklar since 1966.

Mr. Kornberg has been Chief Executive Officer and President of the Company for more than the past five years.

Mr. Nocita is retired and is a private investor. Previously, he was Treasurer of the Incorporated Village of Patchogue from 1993 to 1996. He was affiliated with the Company since its inception in 1967 until his retirement in 1993. He had been Treasurer of the Company since 1987 and Vice President and Secretary since 1990.

Dr. Payne has been President and CEO of Nucomm, Inc. since 1990. Nucomm, Inc. produces products for satellite news gathering services. From 1973 through 1990 he had been President and CEO of Communications Technologies, Inc.

Mr. Weiner is President of Sol S. Weiner Investments, Inc. Previously he was Managing Director of Stenhouse, Weiner, Sherman, Ltd., commodity pool managers, from 1982 to 1994. He is also a director of Universal Automotive Industries, Inc.

During the past fiscal year, the Audit Committee of the Board of Directors held two meetings. The functions of the Committee include recommending to the Board the engagement of independent auditors, directing investigations into matters relating to audit functions, reviewing the plan and results of audits with the Company's auditors, reviewing the Company's internal accounting controls and approving services to be performed by the Company's auditors and related fees.

The Executive Compensation Committee of the Board of Directors considers and authorizes remuneration arrangements for senior management; the Committee also constitutes the Stock Option Committee of the Board of Directors, which administers the Company's Incentive Stock Option Plans. The Committee held three meetings during the past fiscal year.

The Executive Committee of the Board of Directors did not hold any meetings during the past fiscal year. Except as limited by law, the Executive Committee has the authority to act upon all matters requiring Board approval.

The Board of Directors has no Nominating Committee.

The Board of Directors held four meetings during the past fiscal year.

           PROPOSAL TO INCREASE THE AUTHORIZED SHARES OF COMMON STOCK


On October 14, 1997, the Board of Directors unanimously approved an amendment to the Company's Certificate of Incorporation increasing the number of authorized shares of the Company's Common Stock from 10,000,000 to 15,000,000, and authorized the submission of the amendment for approved at the Annual Meeting of Stockholders. Under the proposed amendment, paragraph (a) of Article Fourth of the Company's Certificate of Incorporation would be amended to read in its entirety as follows:

  "FOURTH:(a) The aggregate number of shares which the Corporation shall have authority to issue is Seventeen Million (17,000,000) shares, of which Fifteen Million (15,000,000) shares shall be Common Stock, par value ten cents ($.10) )("Common Stock"), and Two Million (2,000,000) shares shall be Preferred Stock, par value ten cents ($.10) ("Preferred Stock")."

  As of October 17, 1997, an aggregate of 2,650,404 shares of Common Stock were issued and outstanding, and an additional 412,480 shares were reserved for issuance under the Company's 1993 Incentive Stock Option Plan or pursuant to the exercise of other outstanding options or warrants, leaving 6,937,116 authorized shares available for additional issuances.

  The Board of Directors considers the proposed increase in the number of authorized shares of Common Stock desirable because it would give the Board the necessary flexibility to issue Common Stock, if it so determined, in connection with stock dividends and splits, acquisitions, financings, employee benefits and other appropriate corporate purposes without the expense and delay that could arise if there were insufficient authorized shares for a specific issuance, thereby requiring stockholder approval before such issuance could proceed.

  The Company has no present plans, agreements or understandings for the issuance of additional shares of Common Stock, but reviews and evaluates potential corporate actions on an on-going basis to determine if such actions would be in the best interest of the Company and its stockholders. Depending on the nature of any future issuance of Common Stock, further stockholder authorization may be required under Delaware law or the rules of NASDAQ or any stock exchange on which the Common Stock may then be listed.

  If the proposed amendment to the Company's Certificate of Incorporation is approved by the Company's stockholders, it would become effective upon the filing of a Certificate of Amendment with the Delaware Secretary of State, which filing would occur promptly after the Annual Meeting. The affirmative vote of the holders of record at the close of business on the Record Date of a majority of the outstanding shares of Common Stock will be required to approve the amendment.

                                 THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
THE PROPOSED AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION.

                    APPROVAL OF AMENDMENTS TO THE COMPANY'S
                        1993 INCENTIVE STOCK OPTION PLAN


          On October 14, 1997, the Board of Directors adopted amendments (the "Plan Amendments") to the Company's 1993 Incentive Stock Option Plan (the "Plan") that: (i) increased the total number of shares of Common Stock that may be acquired pursuant to the exercise of options granted under the Plan from 245,000 to 695,000, and (ii) conformed the Plan to Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), and to changes in Rule 16b-3 promulgated under the Securities Exchange Act of 1934 ("Rule 16b-3"), subject, in the case of the total number of shares that may be issued under the Plan and the amendments to comply with Section 162(m) of the Code, to the approval of the stockholders of the Company at the Annual Meeting.

          The Company believes that the increase in the number of shares that may be issued upon the exercise of the options granted under the Plan is appropriate and in the best interests of the Company and its stockholders. The increase will augment the Company's ability to use option grants to provide long-term incentives to executive officers and other valuable staff, managerial, professional and technical employees of the Company and its subsidiaries ("Key Employees") and foster a mutuality of interests between such Key Employees and the stockholders of the Company. The Company believes that the ability to provide Key Employees with options is important to its ability to attract and retain such employees.

          The Plan Amendments relating to Section 162(m) of the Code are designed to preserve, should it be needed at some point in the future, the Company's ability to claim a tax deduction for certain compensation that may be recognized by certain of its executive officers. In general, Section 162(m) of the Code denies a publicly held corporation a deduction for federal income tax purposes for compensation in excess of $1,000,000 per year per person to its chief executive officer and the four other officers whose compensation is disclosed in its proxy statement, subject to certain exceptions. Options will generally qualify under one of these exceptions if they are granted under a plan that states the maximum number of shares with respect to which options may be granted to any employee during a specified period, if they are granted with an exercise price equal to at least 100% of the fair market value on date of grant of the shares of Common Stock subject to such options, and if the plan under which the options are granted is approved by stockholders and administered by a compensation committee comprised of outside directors. The Plan Amendments relating to Section 162(m) are designed to permit grants of options which are exempt from Section 162(m) of the Code.

          Finally, the changes to conform to changes in Rule 16b-3 are intended to maintain the exemption from potential "short-swing" liability for certain transactions under the Plan afforded by Rule 16b-3, to provide greater flexibility in the administration of the Plan, and to permit options to be transferred where permitted by the Committee (as defined below).

          If the stockholders approve the increase in the number of shares that may be issued under the Plan, an aggregate of 530,140 shares (after taking into account shares subject to outstanding options and options previously exercised as of October 17, 1997) will be available for future option grants. On October 17, 1997, the fair market value of a share of Common Stock, determined in accordance with the Plan, was $4.50.

          The following summary describes the principal provisions of the Plan, indicating the changes effected by the Plan Amendments. It does not purport to be complete, and is qualified in its entirety by the full text of the Plan, as amended, set forth as Appendix A to this proxy statement. References to the Company in the summary include both the Company and its subsidiaries.

ADMINISTRATION OF THE PLAN

          The Plan is administered by a committee (the "Committee") of two or more directors appointed by the Board of Directors of the Company. Pursuant to the Plan Amendments, each member of the Committee must qualify as an "outside director" within the meaning of Section 162(m) of the Code and, to the extent required by Rule 16b-3, a "non-employee director" within the meaning of Rule 16b-3. Except with respect to the formula grants to directors who are not employees of the Company ("Eligible Directors"), the Committee has the authority to determine, in its sole discretion, (i) the recipients of option grants, (ii) whether a grant shall consist of options intended to qualify as incentive stock options ("ISOs") within the meaning of Section 422 of the Code, non-qualified options or a combination thereof, (iii) the number of shares to be subject to each grant, and (iv) subject to certain limitations described below, the exercise price and other terms of the options. Except with respect to Eligible Directors, the

Committee is not bound to any standards of uniformity or similarity of action, interpretation or conduct in administering the Plan.

STOCK SUBJECT TO THE PLAN

          Pursuant to the Plan Amendments, the total number of shares of Common Stock that may be purchased pursuant to the exercise of options granted under the Plan has been increased (subject to stockholder approval) from 245,000 to 695,000. As of October 17, 1997, without giving effect to such increase, only 80,140 Shares remained available under the plan for option grants. Shares of Common Stock issuable upon the exercise of options granted under the Plan may be either authorized and unissued shares or treasury shares. If options granted under the Plan are for any reason canceled, or expire or terminate unexercised, the shares subject to such options will be available for the grant of new options, subject to the 695,000 share limit. The Plan Amendments provide that the aggregate number of shares subject to options that may be granted to a Key Employee in any calendar year cannot exceed 100,000, except that to the extent that options to purchase fewer shares are granted to a Key Employee in any calendar year, the excess shares shall be available for option grants to such Key Employee in future calendar years. The total number of shares available under the Plan as well as the maximum number of shares that may be granted to a Key Employee are subject to appropriate adjustment by the Committee in the event of recapitalizations, stock splits, stock dividends and other similar corporate transactions.

ELIGIBILITY

          The Committee may grant options under the Plan to Key Employees, including officers or other Key Employees who are also directors of the Company. The Company believes that all of its approximately ___ employees qualify as Key Employees, of whom five are officers.

          The Plan provides for automatic fixed grants of options to Eligible Directors, and the Committee has no discretion over such awards. Each Eligible Director who first joins the Board on or after October 27, 1993 automatically receives, on the date he or she becomes a director, options to purchase 2,000 shares of Common Stock. In addition, each Eligible Director serving in August of any year during the term of the Plan will automatically receive options to purchase 1,000 shares of Common Stock, provided that he or she has been a director for at least six months. However, no Eligible Director may receive options to purchase more than an aggregate of 10,000 shares of Common Stock.

EXERCISE PRICE

          The exercise price of options granted to Key Employees that are intended to qualify as ISOs cannot be less than the fair market value on the date of grant of the shares of Common Stock subject to such options (110% of fair market value in the case of options granted to any person owning more than 10% of the Company's Common Stock). Non-qualified options may be granted at any price not less than the Common Stock's par value of $.10 per share; provided, however, that the purchase price of any option intended to qualify for an exception under Section 162(m) cannot be less than 100% of the fair market value on the date of grant of the shares of Common Stock subject to such option.

          The exercise price of each option granted to an Eligible Director must be equal to the fair market value on the date of grant of the shares of Common Stock subject to such options. Options granted to Eligible Directors are non-qualified options.

DURATION AND EXERCISE OF OPTIONS

          The Committee determines when and on what terms and conditions options granted to Key Employees under the Plan become exercisable. In the case of options that are not immediately exercisable in full upon grant, the Committee may at any time accelerate the exercisability of such options in whole or in part. No option may be exercised more than 10 years after its date of grant (five years for ISOs granted to any person owning more than 10% of the Company's Common Stock).

          All options granted to Eligible Directors become exercisable in full one year after the date of grant, and may not be exercised more than 10 years after the date of grant.

          The Plan provides that each outstanding option will become immediately exercisable upon a Change in Control of the Company. A Change in Control will be deemed to have occurred if (i) any person or group of persons acting in concert become the beneficial owners of 30% or more of the Company's outstanding voting securities or securities convertible into such amount of voting securities, or (ii) within two years after a tender offer or exchange offer, or as the result of a merger, consolidation, sale of substantially all of the Company's assets or a contested election of the Board of Directors, or any combination of such transactions, the persons who are directors of the Company immediately prior to such transactions cease to constitute a majority of the Board after such events, unless such transactions are approved by two-thirds of the directors in office immediately prior thereto or by successors recommended by such directors.

          Except as follows, options granted under the Plan to Key Employees may be exercised only while the holder is employed by the Company. If a Key Employee holding outstanding options dies or retires at or after age 65 (or, with the consent of the Committee, before age 65), or if his or her employment terminates due to disability, the participant's options will remain exercisable for one year or such longer period, not exceeding 3 years, as the Committee may allow (but in no event may such options be exercised more than ten years after the date of grant). The Committee may also cause all of such Key Employee's options that were not yet exercisable on the date of termination to become exercisable for such period.

          If a Key Employee's employment with the Company terminates other than by death, disability or retirement, his or her options (but only to the extent exercisable on the date of termination) will remain exercisable for three months after termination or such longer period, not exceeding one year, as the Committee may provide, except that all of a participant's options will be immediately canceled if the participant terminates his or her employment in violation of an agreement with the Company or if the participant's employment is terminated by the Company for cause.

          Except as follows, options granted to an Eligible Director may be exercised by the Eligible Director only while he serves on the Board. If an Eligible Director ceases to be a director of the Company for any reason other than removal for cause, such Eligible Director's options may be exercised at any time within one year after the date he or she leaves the Board, but only to the extent exercisable on such date, and in no event may such options be exercised more than ten years after the date of grant.

          In accordance with the changes to Rule 16b-3, the Plan Amendments provide that, while options granted under the Plan are generally not transferable by the optionee, the Committee may, at the time of grant or thereafter, permit transfers of an option on such terms and conditions as the Committee may specify.

EXERCISE AND PAYMENT

          A Key Employee or Eligible Director may exercise one or more exercisable options granted under the Plan by giving written notice of exercise to the Committee specifying the number of shares with respect to which such options are being exercised. Notice of exercise must be accompanied by payment in full of the applicable exercise price, which may be paid, in the case of Key Employees (i) in cash or by certified check, bank draft or money order payable to the order of the Company, (ii) if permitted by the Committee, through the delivery of unencumbered shares of Common Stock (including shares being acquired pursuant to the options then being exercised), (iii) if permitted by the Committee, by delivery of the Key Employee's promissory note payable to the order of the Company (although the aggregate par value of the shares must be paid in cash), (iv) by a combination of the foregoing, (v) by delivery of irrevocable instructions to a broker to deliver promptly to the Company an amount equal to the aggregate exercise price, or (vi) on such other terms and conditions permitted under Delaware law as may be approved by the Committee. Upon receipt of payment, the Company will deliver certificates representing the shares purchased to the participant. Eligible Directors may pay the applicable exercise price only in accordance with clauses (i) or (ii) of the preceding sentence or a combination thereof.

TERMINATION AND AMENDMENT

          The Plan will terminate on November 16, 2002 (unless earlier discontinued by the Board of Directors), and no options may be granted under the Plan after that date. Options granted prior to November 16, 2002, however, may extend beyond such date and the provisions of the Plan will continue to apply to such options. The Board of Directors or the stockholders of the Company may from time to time alter, amend, suspend or discontinue the Plan; provided, however, that no amendment may be made by the Board that would require the approval of the stockholders of the Company under Rule 16b-3 or Section 162(m) of the Code or, with respect to ISOs, Section 422 of the Code, or under the rules of any exchange or system on which the Company's securities are listed or traded at the request of the Company, unless such approval is obtained.

U.S. FEDERAL INCOME TAX CONSEQUENCES

          The following discussion of the principal U.S. federal income tax consequences with respect to options under the Plan is based on statutory authority and judicial and administrative interpretations as of the date of this Proxy Statement, which are subject to change at any time (possibly with retroactive effect) and may vary in individual circumstances. Therefore, the following is designed to provide only a general understanding of the federal income tax consequences (state and local income tax and estate tax consequences are not addressed below). This discussion is limited to the U.S. federal income tax consequences to individuals who are citizens or residents of the U.S., other than those individuals who are taxed on a residence basis in a foreign country.

          NON-QUALIFIED OPTIONS.  In general, the recipient of a non-qualified
          ---------------------
option under the Plan will realize no taxable income upon grant, but will recognize ordinary income at the time the option is exercised in an amount equal to the difference between the fair market value of the shares of Common Stock on the date of exercise and the aggregate exercise price. Upon a subsequent sale of the Common Stock by the participant, any gain or loss recognized upon the subsequent sale of such stock will be short-term or long-term capital gain or loss depending on the Participant's holding period. Subject to the limitation under Section 162(m) of the Code (as described above), the Company will generally be allowed a deduction equal to the amount recognized by the participant as ordinary income in connection with the exercise of the non-qualified option.

          INCENTIVE STOCK OPTIONS.  The grant of an ISO has no tax consequences
          -----------------------
for a Key Employee or the Company. Moreover, no taxable income will generally result from the exercise of an ISO if the ISO is exercised during the period of the Key Employee's employment or within three months thereafter, except in the case of death or disability (in which case the three-month period is extended to one year). The amount by which the fair market value of the stock acquired pursuant to exercise of an ISO exceeds the exercise price, however, is an adjustment item for purposes of the Alternative Minimum Tax. If no disposition of the acquired shares is made within either two years from the date the ISO was granted or one year from the date of exercise, any gain realized upon disposition of the shares will be treated as a long-term capital gain by the Key Employees.

          The Company will not be entitled to a tax deduction upon the exercise of an ISO or upon a subsequent disposition of the shares unless, subject to the limitation under Section 162(m) of the Code, such disposition occurs prior to the expiration of the holding periods described above. In general, if a Key Employee does not satisfy the foregoing holding periods, the gain equal to the spread between the option price and the fair market value of the acquired stock on the date of exercise (or, if a lesser amount, the amount realized on disposition over the option price) will constitute ordinary income. If disposition occurs before the holding periods are satisfied, the Company will be entitled to a deduction equal to the amount of ordinary income recognized by the optionee, subject to the limitation under Section 162(m) of the Code.

          CERTAIN OTHER TAX ISSUES.  In general, Section 162(m) of the Code
          ------------------------
denies a publicly held corporation a deduction for federal income tax purposes for compensation in excess of $1,000,000 per year per person to its chief executive officer and the four other officers whose compensation is disclosed in its proxy statement, subject to certain exceptions. As discussed above, the Plan Amendments are designed to permit grants of options which are exempt from
Section 162(m) of the Code.

          In addition, any entitlement to a tax deduction on the part of the Company is subject to the applicable federal tax rules, and in the event that the exercisability of an option is accelerated because of a change in control, payments relating to the options, either alone or together with certain other payments may constitute parachute payments under Section 280G of the Code, which excess amounts may be subject to excise taxes and be nondeductible by the Company.

          The Company will be entitled to withhold, or secure payment from Key Employees in cash, shares of Common Stock or other property of, the amount of any federal, state or local taxes required to be withheld by the Company in connection with the exercise of options. The Committee may permit Key Employees to elect to have his or her withholding obligations satisfied by subtracting from the shares of Common Stock otherwise deliverable upon exercise that number of shares having a fair market value on the date of exercise equal to the amount of such withholding obligation.

          The Plan is not subject to any of the requirements of the Employee Retirement Income Security Act of 1974, as amended, and is not, nor is it intended to be, qualified under Section 401(a) of the Code.

REQUIRED VOTE

          The affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting of Stockholders and entitled to vote on the Plan Amendments will be required for approval of the Plan Amendments.

                         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PLAN
AMENDMENTS.

                                 SELECTION OF AUDITORS

The Board of Directors has selected KPMG Peat Marwick LLP as the Company's auditors for the current fiscal year, subject to ratification by the stockholders. If the stockholders do not ratify such selection, it will be reconsidered by the Board. Representatives of KPMG Peat Marwick LLP are expected to be present at the Annual Meeting of Stockholders, with the opportunity to make a statement, should they so desire, and to be available to respond to appropriate questions.

The affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote thereon will be required to ratify the selection of KPMG Peat Marwick LLP as the Company's auditors for the current fiscal year.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE SELECTION OF KPMG PEAT MARWICK LLP AS THE COMPANY'S AUDITORS.


                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE FOR THE FISCAL YEARS ENDED JULY 31, 1997, 1996 AND
1995

                                                                                                 Long Term
                                               Annual Compensation                              Compensation
                                   --------------------------------------------  ------------------------------------------
         Name            Fiscal                                                        Options              Restricted
and Principal Position    Year         Salary          Bonus        Other (1)      (No. Of Shares)         Stock Awards
----------------------  ---------  --------------  -------------  -------------  --------------------  --------------------

Fred Kornberg (2)            1997        $210,000          5,400       *                         ---                    ---
Chairman, Chief              1996         185,000            990       *                         ---                    ---
 Executive
Officer and President        1995         185,000            ---       *                         ---                    ---

J. Preston Windus,
 Jr. (3)                     1997         130,000         16,300       *                         ---                    ---
Vice President, Chief        1996         115,000          2,500       *                       5,000                    ---
Financial Officer and        1995         100,000            ---       *                      15,000                    ---
Secretary; President of
Comtech PST Corp.

Richard L. Burt (3)          1997         130,000            ---       *                         ---                    ---
Vice President;
President                    1996         115,000         12,500           ---                 5,000                    ---
of Comtech Systems, Inc.     1995         115,000            ---           ---                 4,960                    ---

Glenn F. Higgins (3)         1997          98,400            ---           ---                   ---                    ---
Vice President;
President                    1996          96,425          3,427        11,481                   ---                    ---
of Comtech Antenna           1995          96,425            ---        11,521                 2,500                    ---
Systems, Inc.

Robert L. Mc Collum (3)      1997         110,000          9,800       *                         ---                    ---
Vice President;
President of Comtech
Communications Corp.

_____________________

*    Less than 10% of the total salary and bonus reported for such officer.

(1) Mr. Higgins' amount in fiscal 1996 and 1995 represents payments for unused accrued vacation and an automobile allowance.

(2) Mr. Kornberg is employed pursuant to an agreement which was amended and restated in August 1992 for the purpose of, among other things, extending his employment for an additional five years. As so amended, the agreement provides, among other things, for his employment until August 1997; provided, however, that the employment period shall be automatically extended for successive two-year periods unless either party gives notice of non-extension to the other at least six months in advance of the then scheduled termination date; at a current basic compensation of $210,000 per annum plus such additional amounts, if any, as the Board of Directors may from time to time determine and incentive compensation, not to exceed his basic compensation, equal to 1% of the Company's pre-tax income plus such additional amounts as the Board of Directors may from time to time determine. Fifty percent of any such incentive compensation is payable to Mr. Kornberg in the November following the fiscal year to which such compensation relates, an additional 25% is payable on the first anniversary of the initial 50% payment, and the final 25% is payable on the second anniversary of the initial payment. If Mr. Kornberg voluntarily terminates his employment with the Company other than after a Change in Control (as defined in his employment agreement), or if the Company terminates his employment due to disability or for cause, he will forfeit his right to receive accrued but unpaid incentive compensation. If a Change in Control of the Company occurs, Mr. Kornberg is entitled to terminate his employment and receive a lump sum payment (subject to possible adjustments to avoid the characterization of the payment as excess parachute payments and the consequent imposition of taxes under Section 4999 of the Internal Revenue Code of 1986) equal to the sum of (i) his then basic compensation for the balance of the employment period or three times his basic compensation, whichever is greater, (ii) accrued but unpaid incentive compensation with respect to prior fiscal years and (iii) if he so elects, the market value less the applicable exercise price, of any stock option then held by him. The aggregate of (i), (ii) and (iii), as of October 17, 1997, would have been $635,648. Mr. Kornberg would also be entitled to receive benefits under the Company's benefit plans, or substantially equal benefits, for the remainder of the employment period.

(3) Mr. Windus, Mr. Burt, Mr. Higgins and Mr. McCollum are eligible to receive, in addition to their respective base compensation amounts, a percentage of the relevant subsidiary's pre-tax profits based principally upon the attainment of various goals. These goals which may include target levels of sales, pre-tax profits, customer orders or cash flow, are developed by senior management and submitted to the Executive Compensation Committee for annual approval.

                                 OPTION GRANTS IN THE FISCAL YEAR ENDED JULY 31,
     1997

No options were granted to any of the named executive officers.

                                 AGGREGATED OPTION EXERCISES IN FISCAL YEAR
ENDED JULY 31, 1997
                                 AND OPTION VALUES AS OF JULY 31, 1997

                                                                                                 Value of Unexercised
                         Shares                               Number of Unexercised             In-the-Money Options at
                        Acquired                            Options at July 31, 1997               July 31, 1997(2)
                           on              Value        ---------------------------------  ---------------------------------
Name                    Exercise        Realized(1)       Exercisable     Unexercisable      Exercisable     Unexercisable
--------------------    -----------  -----------------  ---------------------------------  ---------------------------------
Fred Kornberg                24,000         $16,400                  --               ---       $---             $---
J. Preston Windus, Jr.          ---             ---              16,000            19,000           6,000              9,000
Richard L. Burt               4,040           3,030              26,955            10,976           1,987              2,981
Glenn F. Higgins              2,000           1,500              12,500             5,100             810              1,215
Robert Mc Collum                ---             ---                 ---               ---             ---                ---

----------------------------------
(1) "Value Realized" is calculated by determining the difference between the fair market value of the Common Stock on the date the options are exercised and the exercise price of the options.

(2) "In-the-Money Options" would be options outstanding at the end of the last fiscal year for which the fair market value of the Common Stock on such date ($3.44) exceeded the exercise price of the options.

                           COMPENSATION OF DIRECTORS

Directors who are not salaried officers of the Company receive an annual retainer of $8,000, plus $500 for each Board meeting attended by them (up to an additional $2,000 per annum). Under the Stock Option Plan, each director who is not already an officer or other employee of the Company will receive options to purchase 1,000 shares of Common Stock on each August 1st during the term of the Plan. The exercise price of all such options is equal to the stock's fair market value on such date.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In December 1991, the Company entered into a lease for its facilities in Melville, New York with a partnership controlled by the Company's Chairman and Chief Executive Officer. The lease, as amended, provides for the Company's exclusive use of the premises for an initial term of ten years. The Company has the option to extend the term of the lease for an additional ten-year period, and a right of first refusal in the event of a sale of the facility. The annual rental under the lease ($434,000 in fiscal 1997) is subject to adjustments.

In September 1988, the Company sold and simultaneously leased back its St. Cloud, Florida facility. The buyer/lessor is a partnership in which J. Preston Windus, Jr., Vice President, Secretary and CFO of the Company, is a general partner. The annual rental under the lease ($197,000 in fiscal 1997) is subject to adjustments.

As part of the terms of his employment and in connection with his relocation from Arizona, the Company made loans to Mr. Windus totaling $120,000. The interest on the loans which was a fluctuating rate equal to the rate the Company earns on its investments ranged from 4.69% to 5.55% through April 1996 at which time it became the prime rate in effect. The highest aggregate amount outstanding in fiscal 1997 was $80,000 and the amount outstanding at September 15, 1997 was $55,000.

                                 OTHER MATTERS

The Board of Directors does not know of any other matters to be presented at the meeting. If other matters do come before the meeting, the persons acting pursuant to the proxy will vote on them in their discretion.

Proxies may be solicited by mail, telephone, telegram, and personally by directors, officers and other employees of the Company. The cost of soliciting proxies will be borne by the Company.

Certain information regarding the Company's executive officers has been omitted from this Proxy Statement in accordance with applicable regulations because such information is set forth in the Company's Annual Report on Form 10-K for fiscal 1997.

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, if any, to file with the securities and Exchange Commission ("SEC") reports of ownership, and reports of changes in ownership, of equity securities of the Company. Such persons are also required to furnish the Company with copies of all such reports that they file. Based solely on such reports and written representations of the Company's directors and executive officers, the Company believes that during the two fiscal year period ended July 31, 1997. the Company's executive officers and directors complied with all applicable Section 16(a) filing requirements.

Proposals of stockholders intended to be presented at next year's Annual Meeting must be received by the Company no later than July 7, 1998 to be included in the proxy material for such meeting.



Date:  November 3, 1997

                                                                      APPENDIX A
                                                                      ----------

                       COMTECH TELECOMMUNICATIONS CORP.
                 1993 INCENTIVE STOCK OPTION PLAN, AS AMENDED


1.  PURPOSES OF THE PLAN

     The purposes of this Comtech Telecommunications Corp. 1993 Incentive Stock Option Plan, as amended (the "Plan") are to enable Comtech Telecommunications Corp. (the "Company") and its Subsidiaries (as defined herein) to attract, retain and motivate the Key Employees (as defined herein) who are important to the success and growth of the business of the Company, to enable the Company to attract, retain and motivate the most qualified individuals to serve as directors, and to create a long-term mutuality of interest between the stockholders of the Company and such Key Employees and directors by granting them options (which may, in the case of Key Employees, be either incentive stock options (as defined herein) or non-qualified stock options) to purchase the Company's Common Stock.

2.  DEFINITIONS

     (a) "Act" means the Securities Exchange Act of 1934.

     (b) "Annual Grant Date" means August 1 of each year during the term of the Plan; provided, however, that if such date is not a date on which NASDAQ or any exchange on which the Common Stock is then traded is open for trading, the Annual Grant Date shall be the immediately succeeding date on which such trading occurs.

     (c) "Board" means the Board of Directors of the Company.

     (d) "Code" means the Internal Revenue Code of 1986, as amended.

     (e) "Committee" means such committee, if any, appointed by the Board to administer the Plan, consisting of two or more directors as may be appointed from time to time by the Board, each of whom shall qualify as an "outside director" within the meaning of Section 162(m) of the Code and, to the extent required by Rule 16b-3 promulgated under Section 16(b) of the Act as then in effect, or any successor provisions ("Rule 16b-3"), as a "non-employee director" within the meaning of Rule 16b-3. If for any reason the appointed Committee does not meet the requirements of Rule 16b-3 or Section 162(m) of the Code, such non-compliance shall not affect the validity of the Options, grants, interpretations or other actions of the Committee. If the Board does not appoint a committee for this purpose, "Committee" means the Board.

     (f) "Common Stock" means the common stock of the Company, par value $.10, any common stock into which such Common Stock may be converted, and any common stock resulting from any reclassification of the Common Stock.

     (g) "Company" means the Company and its Subsidiaries, any of whose employees are Participants in the Plan.

     (h) "Disability" means permanent and total disability, as determined by the Committee in its sole discretion, provided that in no event shall any disability that is not a permanent and total disability within the meaning of Section 22(e)(3) of the Code be treated as a Disability. A Disability shall be deemed to occur at the time of the determination by the Committee of the Disability.

     (i) "Eligible Director" means a director of Comtech Telecommunications Corp. who is not an officer or employee of the Company or any of its Subsidiaries.

     (j) "Fair Market Value" means the value of a Share (as defined herein) on a particular date, determined as follows:

         (i) If the Common Stock is listed on such date on a national securities exchange or quoted on the National Market System of The Nasdaq Stock Market, Inc. ("NASDAQ"), the closing sales price of a Share on such exchange or on the National Market System, as the case may be, on such date, or in the absence of reported sales on such day, the mean between the reported bid and asked prices on such exchange or on the National Market System, as the case may be, on such date; or

         (ii) If the Common Stock is not listed or quoted as described in the preceding clause, but bid and asked prices are quoted through NASDAQ, the mean between the closing bid and asked prices as quoted through NASDAQ on such date; or

         (iii) If the Common Stock is not listed or quoted as described in clauses (i) or (ii) above, by such other method as the Committee determines to be reasonable and consistent with applicable law; or

         (iv) If the Common Stock is not publicly traded, such amount as is set by the Committee in good faith.

     (k) "Incentive Stock Option" means any Option which is intended to qualify as an "incentive stock option" as defined in Section 422 of the Code.

     (l) "Key Employee" means any person who is an executive officer or other valuable staff, managerial, professional or technical employee of the Company, as determined by the Committee. A Key Employee may also be a director of the Company.

     (m) "Option" means the right to purchase one Share at a prescribed purchase price on the terms specified in the Plan. An Option may be an Incentive Stock Option or a non-qualified option.

     (n) "Participant" means an Eligible Director or a Key Employee of the Company who is granted Options under the Plan.

     (o) "Purchase Price" means the purchase price per Share payable upon exercise of an option.

     (p) "Securities Act" means the Securities Act of 1933, as it may be amended from time to time, or any successor statute.

     (q) "Share" means a share of Common Stock.

     (r) "Subsidiary" means any "subsidiary corporation" within the meaning of
Section 424(f) of the Code. An entity shall be deemed a Subsidiary of the Company only for such periods as the requisite ownership relationship is maintained.

     (s) "Substantial Stockholder" means any Participant who is a Key Employee and who, at the time of grant, owns directly or is deemed to own, by reason of the attribution rules set forth in Section 424(d) of the Code, Shares possessing more than 10% of the total combined voting power of all classes of stock of the Company, a Subsidiary, or any "parent corporation" within the meaning of Section 424(e) of the Code.

     (t) "Termination of Employment" means that an individual is no longer an employee of the Company or any Subsidiary. In the event an entity shall cease to be a Subsidiary of the Company, any individual who is not otherwise an employee of the Company or another Subsidiary shall suffer a Termination of Employment at the time the entity ceases to be a Subsidiary. A leave of absence approved by the Committee shall not constitute a Termination of Employment.

3.  EFFECTIVE DATE/EXPIRATION OF PLAN

     The Plan became effective on November 16, 1992 (the "Effective Date"), and was amended by the Board of Directors on October 27, 1993, subject to the approval of the stockholders of the Company which was obtained at the Annual Meeting of Stockholders held January 18, 1994, to, among other things, increase the total number of Shares that may be issued under the Plan by 120,000 to 245,000, and to provide for formula grants of Options to Eligible Directors in accordance with Section 8. The Plan was further amended by the Board of Directors on October 14, 1997 to increase the total number of Shares that may be issued under the Plan by 450,000 to 695,000 and to, among other things, conform the Plan to 162(m) of the Code and to changes to Rule 16b-3, subject, in the case of the increase in the total number of Shares that may be issued under the Plan and the amendments to comply with 162(m) of the Code, to the approval of the stockholders of the Company at the next succeeding Annual Meeting of Stockholders. Grants of Options with respect to such 450,000 additional shares are subject to such stockholder approval of such amendments. The Plan will terminate on the tenth anniversary of the Effective Date, unless earlier terminated in accordance with Section 12. No Option shall be granted under the Plan on or after the tenth anniversary of the Effective Date, but Options previously granted may extend beyond that date.

4.  ADMINISTRATION

     (a) DUTIES OF THE COMMITTEE. The Plan shall be administered by the Committee. The Committee shall have full authority, subject to the terms of the
Plan: to interpret the Plan and to decide all questions and settle all controversies and disputes that may arise in connection with the Plan; to establish, amend, and rescind rules for carrying out the Plan; to administer the Plan; to select Key Employees to participate in, and grant Options to Key Employees under, the Plan; to determine the terms, exercise price and permitted forms of payment for each Option granted under the Plan; to determine which Options granted under the Plan to Key Employees shall be Incentive Stock Options; to prescribe the form or forms of the agreements evidencing Options and any other instruments required under the Plan and to change such forms from time to time; and to make all other determinations and take all such steps in connection with the Plan and the Options as the Committee, in its sole discretion, deems necessary or desirable. Except with respect to Options granted to Eligible Directors under Section 8, the Committee shall not be bound to any standards of uniformity or similarity of action, interpretation or conduct in the discharge of its duties, regardless of the apparent similarity of the matters coming before it. The determination, action or conclusion of the Committee in connection with the foregoing shall be final and conclusive.

     (b) ADVISORS. The Committee may designate officers or other employees of the Company or competent professional advisors to assist it in the administration of the Plan, and may grant authority to such persons to execute Option Agreements (as defined herein) or other documents on behalf of the Committee. The Committee may employ such legal counsel, consultants and agents as it may deem desirable for the administration of the Plan, and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant or agent. Expenses incurred by the Committee in the engagement of such counsel, consultants and agents shall be paid by the Company.

     (c) INDEMNIFICATION. No officer, member or former member of the Committee shall be liable for any action taken or made in good faith with respect to the Plan or any Option granted under it. To the maximum extent permitted by applicable law, each officer, member or former member of the Committee and the Board shall be indemnified and held harmless by the Company against any cost or expense (including reasonable fees of counsel reasonably acceptable to the Company) or liability (including any sum paid in settlement of a claim), and advanced all amounts necessary to pay the foregoing at the earliest time and to the fullest extent permitted by applicable law, arising out of any act or omission to act in connection with the Plan. Such indemnification shall be in addition to any rights of indemnification the officers, members or former members may have as officers or directors under applicable law or under the Certificate of Incorporation or By-Laws of the Company.

     (d) MEETINGS OF THE COMMITTEE. The Committee shall select one of its members as a Chairman and shall adopt such rules and regulations as it shall deem appropriate concerning the holding of its meetings and the transaction of its business. Any member of the Committee may be removed at any time, either with or without cause, by resolution adopted by the Board, and any vacancy on the Committee may at any time be filled by resolution adopted by the Board. All determinations by the Committee shall be made by the affirmative vote of a majority of its members.

Any such determination may be made at a meeting duly called and held at which a majority of the members of the Committee are in attendance in person or through telephonic communication. Any determination set forth in writing and signed by all of the members of the Committee shall be as fully effective as if it had been made by a majority vote of the members at a meeting duly called and held.

5.  SHARES; ADJUSTMENT UPON CERTAIN EVENTS

     (a) SHARES TO BE DELIVERED; FRACTIONAL SHARES. Shares to be issued under the Plan shall be made available, at the discretion of the Board, either from authorized but unissued Shares or from issued Shares reacquired by the Company and held in treasury. No fractional Shares will be issued or transferred upon the exercise of any Option. In lieu thereof, the Company shall pay a cash adjustment equal to the same fraction of the Fair Market Value on the date of exercise.

     (b) NUMBER OF SHARES.  Subject to adjustment as provided below in this
Section 5, the maximum aggregate number of Shares that may be issued under the Plan shall be 695,000. If Options are for any reason canceled, or expire or terminate unexercised, the Shares covered by such Options shall again be available for the grant of Options, subject to the limit provided in the preceding sentence. Subject to adjustment as provided below in this Section 5, the maximum number of Shares subject to any Option which may be granted under the Plan to each Key Employee shall not exceed 100,000 Shares in each calendar year during the entire term of the Plan. Notwithstanding the foregoing, in order to comply with Section 162(m) of the Code, the Committee shall take into account that (i) if an Option is canceled, the canceled Option continues to be counted against the maximum number of Shares for which Options may be granted to a Key Employee under this Section 5(b) of the Plan, and (ii) if after the grant of an Option, the Committee or the Board reduced the Purchase Price, the transaction is treated as a cancellation of the Option and a grant of a new Option, and in such case, both the Option that is deemed to be canceled and the Option that is deemed to be granted, reduce the maximum number of Shares for which Options may be granted to a Key Employee under the Option. To the extent that Shares for which Options are permitted to be granted to a Key Employee during a calendar year are not covered by a grant of an Option in the calendar year, such Shares shall be available for grant or issuance to the Key Employee in any subsequent calendar year during the term of the Plan.

     (c) ADJUSTMENTS; RECAPITALIZATION, ETC. The existence of the Plan and Options granted hereunder shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure, any merger or consolidation of the Company, any issue of bonds, debentures, preferred or prior preference stocks ahead of or affecting Common Stock, the dissolution or liquidation of the Company, or any sale or transfer of all or part of its assets or business or any other corporate act or proceeding. If the Company takes any such action, however, the following provisions shall, to the extent applicable, govern:

         (i) If and whenever the Company shall effect a stock split, stock dividend, subdivision, recapitalization or combination of Shares or other change in the Company's capital stock, (x) the Purchase Price (as defined herein) per Share and the number and class of Shares and/or other securities with respect to which outstanding Options thereafter may be exercised, and (y) the total number and class of Shares and/or other securities that may be issued under the Plan, shall be proportionately adjusted by the Committee. The Committee may also make such other adjustments as it deems necessary to take into consideration any other event (including, without limitation, accounting changes) if the Committee determines that such adjustment is appropriate to avoid distortion in the operation of the Plan.

         (ii) Subject to Section 5(c)(iii), if the Company merges or consolidates with one or more corporations, then, from and after the effective date of such merger or consolidation, upon exercise of Options theretofore granted, the Participant shall be entitled to acquire under such Options, in lieu of the number of Shares as to which such Options shall then be exercisable but on the same terms and conditions of exercise thereof, the number and class of Shares and/or other securities or property (including cash) which the Participant would have held or been entitled to receive immediately after such merger or consolidation if, immediately prior to such merger or consolidation, the Participant had been the holder of record of the total number of Shares receivable upon exercise of such Options (whether or not then exercisable) had such merger or consolidation not occurred.

         (iii) In the event of a merger or consolidation in which the Company is not the surviving entity or any transaction that results in the acquisition of substantially all of the Company's outstanding Common Stock by a single person or entity or by a group of persons and/or entities acting in concert, or in the event of the sale or transfer of all of the Company's assets (all of the foregoing being referred to as "Acquisition Events"), then the Committee may, in its sole discretion, terminate all outstanding Options granted to Key Employees by delivering notice of termination to each such Key Employee, provided that, during the twenty (20) day period following the date on which such notice of termination is delivered, each Participant who is a Key Employee shall have the right to exercise in full all of his or her Options that are then outstanding (without regard to any limitations on exercisability otherwise contained in the Option Agreements). If an Acquisition Event occurs and the Committee does not terminate the outstanding Options pursuant to the preceding sentence, then the provisions of Section 5(c)(ii) shall apply.

         (iv) In the event of an Acquisition Event, then each outstanding Option granted to Eligible Directors shall terminate on the date immediately preceding the date of the Acquisition Event or, if applicable, the record date set in connection with such Acquisition Event; provided that, during the twenty day period ending on the date of such termination, each Eligible Director shall have the right to exercise in full all of his or her then outstanding Options, whether or not such Options are otherwise then exercisable, and the Committee shall give notice of such Acquisition Event and termination as promptly as is reasonably practicable under the circumstances.

         (v) Subject to Section 5(b), the Committee may grant Options under the Plan in substitution for options held by employees of another corporation who concurrently become employees of the Company as the result of a merger or consolidation of the employing corporation with the Company, or as the result of the acquisition by the Company of property or stock of the employing corporation. Such substitute awards be granted on such terms and conditions as the Committee considers appropriate in the circumstances.

         (vi) If, as a result of any adjustment made pursuant to the preceding paragraphs of this Section 5, any Participant shall become entitled upon the exercise of Options to receive any securities other than Common Stock, then the number and class of securities thereafter receivable upon exercise shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock set forth in this Section 5, as determined by the Committee in its sole discretion.

         (vii) Except as expressly provided above, the issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash, property, labor or services, whether upon direct sale, upon the exercise of rights or warrants to subscribe therefore, or upon conversion of shares or other securities, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number and class of Shares and/or other securities or property subject to Options theretofore granted or the Purchase Price per Share.

6.  AWARDS AND TERMS OF OPTIONS FOR KEY EMPLOYEES

     (a) GRANT. The Committee may grant Options, including Options intended to be Incentive Stock Options, to Key Employees of the Company. Each Option shall be evidenced by an Option agreement (the "Option Agreement") in such from not inconsistent with the Plan as the Committee shall approve from time to time.

     (b) EXERCISE PRICE. The purchase price per share (the "Purchase Price") deliverable upon the exercise of an Option granted to a Key Employee shall be determined by the Committee (but in no event less than the par value of the Share), except that the Purchase Price of an Incentive Stock Option shall not be less than 100% (110% for an Incentive Stock Option granted to a Substantial Stockholder) of the Fair Market Value at the time the Incentive Stock Option is granted. To the extent that the grant of an Option is intended to comply with the exception for performance-based compensation under Section 162(m) of the Code, the Purchase Price of the Option shall not be less than 100% of the Fair Market Value at the time the Option is granted.

     (c) NUMBER OF SHARES. Each Option Agreement shall specify the number of Options granted to the Key Employees, as determined by the Committee in its sole discretion.

     (d) EXERCISABILITY. At the time of grant, the Committee shall specify when and on what terms the Options granted to a Key Employee shall be exercisable.
In the case of Options not immediately exercisable in full, the Committee may at any time accelerate the time at which all or any part of the Options may be exercised. No Option shall be exercisable after the expiration of ten (10) years from the date of grant (five years (5) in the case of an Incentive Stock Option granted to a Substantial Stockholder). Every Option shall be subject to earlier termination as provided in Section 7 below.

     (e) SPECIAL RULE FOR INCENTIVE OPTIONS. If required by Section 422 of the Code or any successor provision, to the extent the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by a Key Employee during any calendar year (under all plans of his or her employer corporation and its parent and subsidiary corporations) exceeds $100,000, such Options shall not be treated as Incentive Stock Options. Nothing in this special rule shall be construed as limiting the exercisability of any Option.

     (f) ACCELERATION OF EXERCISABILITY ON CHANGE OF CONTROL. Upon a Change of Control of the Company (as defined herein) all outstanding Options granted to Key Employees not then fully exercisable shall immediately become fully exercisable. For this purpose, a "Change of Control" shall be deemed to have occurred if:

         (i) any person (or group of persons acting in concert) becomes the beneficial owner of 30% or more of the Company's outstanding voting securities or securities convertible into such amount of voting securities; or

         (ii) within two years after a tender offer or exchange offer, or as the result of a merger, consolidation, sale of substantially all of the Company's assets or a contested election of the Board of Directors, or any combination of such transactions, the persons who were directors of the Company prior to such transaction do not constitute a majority of the Board of Directors of the Company or its successor; provided, however, that no transaction shall be deemed to constitute a Change in Control if such transaction is approved by two-thirds of the Prior Directors of the Company and the Successor Directors (each as hereafter defined), if any, voting together. For purposes of this Agreement, Prior Directors are those directors of the Company in office immediately prior to such event, and Successor Directors are successors to Prior Directors who were recommended to succeed Prior Directors by a majority of the Prior Directors then in office.

     (g)  EXERCISE OF OPTIONS.

         (i) A Key Employee may elect to exercise one or more Options by giving written notice to the Committee of such election and the number of Options such Participant has elected to exercise, accompanied by payment in full of the aggregate Purchase Price for the number of shares for which the Options are being exercised.

         (ii) Shares purchased pursuant to the exercise of Options granted to Key Employees shall be paid for at the time of exercise as follows:

         (A) in cash or by check, bank draft or money order payable to the order of the Company;

         (B) if so permitted by the Committee: (x) through the delivery of unencumbered Shares (including Shares being acquired pursuant to the Options then being exercised), provided such Shares (and such Options) have been owned by the Key Employee for such periods as may be required by applicable accounting standards to avoid a charge to earnings, (y) through a combination of Shares and cash as provided above, (z) by delivery of a promissory note of the Key Employee to the Company, such promissory note to be payable, in the case of an Incentive Stock Option, on such terms as are specified in the Option Agreement (except that, in lieu of a stated rate of interest, an Incentive Stock Option may provide that the rate of interest on the promissory note will be such rate as is sufficient, at the time the note is given, to avoid the imputation of interest under the applicable provisions of the Code), or by a combination of cash (or cash and Shares) and the Key Employee's promissory note; provided, that, if the Shares delivered upon exercise of the Option is an original issue of authorized Shares, at least so much of the exercise price as represents the par value of such Shares shall be paid in cash or by a combination of cash and Shares;

         (C) through the delivery of irrevocable instructions to a broker to deliver promptly to the Company an amount equal to the aggregate Purchase Price; or

         (D) on such other terms and conditions as may be acceptable to the Committee and in accordance with the law of the State of Delaware. Upon receipt of payment, the Company shall deliver to the Participant as soon as practicable a certificate or certificates for the Shares then purchased.

7.  EFFECT OF TERMINATION OF EMPLOYMENT

     (a) DEATH, DISABILITY, RETIREMENT, ETC. Upon the Termination of Employment of a Key Employee, all outstanding Options then exercisable (and any outstanding Options not previously exercisable but made exercisable by the Committee at or after the Termination of Employment) shall remain exercisable by the Key Employee for the following time periods (subject to the ten year limit set forth in Section 6(d)):

         (i) In the event of the Key Employee's death, such Options shall remain exercisable (by the Key Employee's estate or by the person given authority to exercise such Options by the Key Employee's will or by operation of law) for a period of one (1) year from the date of the Key Employee's death, provided that the Committee, in its sole discretion, may at any time extend such time period to up to three years from the date of the Key Employee's death.

         (ii) In the event the Key Employee retires at or after age 65 (or, with the consent of the Committee, before age 65), or if the Key Employee's employment terminates due to Disability, such Options shall remain exercisable for one (1) year from the date of the Key Employee's termination of employment, provided that the Committee, in its sole discretion, may at any time extend such time period to up to three years from the date of the Key Employee's Termination of Employment.

     (b) OTHER TERMINATION. In the event of a Termination of Employment for any reason other than as provided in Section 7(a) or in 7(c), all outstanding Options shall remain exercisable after such Termination of Employment (but only to the extent exercisable immediately prior thereto) for a period of three (3) months after such termination, provided that the Committee, in its sole discretion, may extend such time period to up to one year from the date of the Key Employee's Termination of Employment.

     (c) CAUSE. Upon the Termination of Employment of a Key Employee for Cause (as defined herein) or if it is discovered after his other Termination of Employment that such Key Employee had engaged in conduct that would have justified a Termination of Employment for Cause, all outstanding Options held by the Key Employee shall immediately be canceled. Termination of Employment shall be deemed to be for "Cause" for purposes of this Section 7(c) if (i) the Key Employee shall have committed fraud or any felony in connection with his or her duties as an employee of the Company, willful misconduct or any act of disloyalty, dishonesty, fraud or breach of trust or confidentiality as to the Company, or any other act which is intended to cause or may reasonably be expected to cause economic or reputational injury to the Company or (ii) such termination is or would be deemed to be for Cause under any employment agreement between the Company and the Key Employee.

8.  AWARDS AND TERMS OF OPTIONS FOR ELIGIBLE DIRECTORS

     (a) GRANT. Without further action by the Committee, the Board of Directors or the stockholders of the Company, (i) each individual who first becomes an Eligible Director on or after October 27, 1993 shall be automatically granted Options to purchase 2,000 shares of Common Stock, and (ii) on each Annual Grant Date during the term of this Plan, each person who is then serving as an Eligible Director shall be automatically granted options to purchase 1,000 shares of Common Stock; provided, however, that no Eligible Director shall receive Options on any Annual Grant Date if he or she has not been an Eligible Director for at least six months as of such date, and no Eligible Director shall receive Options under the Plan to purchase more than an aggregate of 10,000 Shares.

     (b) EXERCISE PRICE. The Purchase Price deliverable upon the exercise of an Option granted under this Section 8 shall be the greater of (i) one hundred percent (100%) of the Fair Market Value of a Share on the date of grant of such Option, or (ii) the par value of the Share.

     (c) EXERCISABILITY.  Subject to Section 3, each Option granted under this
Section 8 shall become exercisable one year after the date of grant, and no Option shall be exercisable after the expiration of ten (10) years from the date of grant. Except as provided in Section 8(e), Options granted to any Eligible Director may be exercised only during the continuance of his or her service as a director of Comtech Telecommunications Corp.

     (d) EXERCISE OF OPTIONS. An Eligible Director electing to exercise one or more Options shall give written notice of such election and of the number of Options he or she has elected to exercise to the Secretary of the Company, accompanied by payment in full of the aggregate Purchase Price for such Shares. Such payment or provision for payment may be made either (i) in cash or by check, bank draft or money order payable to the order of the Company; or (ii) through the delivery of unencumbered Shares (including Shares being acquired pursuant to the Options then being exercised), provided such Shares (and such Options) have been owned by the Eligible Director for such period as may be required by applicable accounting standards to avoid a charge to earnings, or a combination of Shares and cash as provided above.

     (e) EFFECT OF TERMINATION OF SERVICES. If an Eligible Director shall cease to be a director of the Comtech Telecommunications Corp. for any reason other than removal for cause, including, without limitation, as a result of death, disability, resignation, failure to stand for reelection or failure to be reelected, Options theretofore granted to such Eligible Director may be exercised by such Eligible Director or, in the case of death, by his or her estate or the person given authority to exercise such Options by will or by operation of law, at any time within one year from the date he or she ceased to be an Eligible Director; provided, however, that (i) such Options may be exercised only to the extent that they were exercisable on the date the Eligible Director ceased to serve on the Board, and (ii) no Option shall be exercisable more than ten years after the date of grant.

9.  NONTRANSFERABILITY

     No Option shall be transferable by the Participant otherwise than by will or under applicable laws of descent and distribution, and during the lifetime of the Participant may be exercised only by the Participant or his or her guardian or legal representative. In addition, no Option shall be assigned, negotiated, pledged or hypothecated in any way (whether by operation of law or otherwise), and no Option shall be subject to execution, attachment or similar process.
Upon any attempt to transfer, assign, negotiate, pledge or hypothecate any Option, or in the event of any levy upon any Option by reason of any execution, attachment or similar process contrary to the provisions hereof, such Option shall immediately become null and void. Notwithstanding the foregoing, the Committee may determine at the time of grant or thereafter that an Option (other than an Incentive Stock Option) that is otherwise not transferable pursuant to this Section 9, is transferable in whole or in part and in such circumstances and under such conditions, as specified by the Committee.

10.  RIGHTS AS A STOCKHOLDER

     A Participant (or a permitted transferee of his or her Options) shall have no rights as a stockholder with respect to any Shares covered by such Participant's Options until such Participant shall have become the holder of record of such Shares, and no adjustments shall be made for dividends in cash or other property or distributions or other rights in respect to any such Shares except as otherwise specifically provided for in this Plan.

11.  DETERMINATIONS

     Each determination, interpretation or other action made or taken pursuant to the provisions of this Plan by the Committee shall be final and binding for all purposes and upon all persons, including, without limitation, the Participants, the Company, the directors, officers and other employees of the Company, and their respective heirs, executors, administrators, personal representatives and other successors in interest.

12.  TERMINATION, AMENDMENT AND MODIFICATION

     The Plan shall terminate at the close of business on the tenth anniversary of the Effective Date, unless terminated sooner as hereinafter provided, and no Option shall be granted under the Plan on or after that date. The termination of the Plan shall not terminate any outstanding Options that by their terms continue beyond the termination date of the Plan. At any time prior to that date, the Board or the stockholders of the Company may terminate, suspend or amend the Plan; provided, however, that no amendment may be made that would require the approval of the stockholders of the Company under Rule 16b-3,
Section 162(m) of the Code or, with respect to Incentive Stock Options, Section 422 of the Code, or under the rules of any exchange or system on which the Company's securities are listed or traded at the request of the Company, unless any such amendment is subject to such stockholder approval.

     The amendments to the Plan providing for compliance with 162(m) of the Code and for the additional Shares of stock authorized for issuance adopted by the Board on October 14, 1997, and any Options granted with respect to the additional Shares of stock authorized for issuance by such amendment, shall terminate and be void if such amendments are not approved by the stockholders of the Company at the next succeeding Annual Meeting of Stockholders. No such Option may be exercised prior to the receipt of such stockholder approval.

     Nothing contained in this Section 12 shall be deemed to prevent the Board or the Committee from authorizing amendments of outstanding Options of Key Employees, so long as all Options outstanding at any one time shall not call for issuance of more Shares than the remaining number provided for under the Plan, and so long as the provisions of any amended Options would have been permissible under the Plan if such Option had been originally granted or issued as of the date of such amendment with such amended terms.

     Notwithstanding anything to the contrary contained in this Section 12, no termination, amendment or modification of the Plan may without the consent of the Participant (or any transferee of such Participant's Options), alter or impair the rights and obligations arising under any then outstanding Option.

13.  NON-EXCLUSIVITY

     Neither the adoption nor the amendment of the Plan by the Board, nor the submission of the Plan or such amendments to the stockholders of the Company for approval, shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting or issuance of stock options, Shares and/or other incentives otherwise than under the Plan, and such arrangements may be either generally applicable or limited in application.

14.  USE OF PROCEEDS

     The proceeds of the sale of Shares subject to Options under the Plan are to be added to the general funds of the Company and used for its general corporate purposes as the Board shall determine.

15.  GENERAL PROVISIONS

     (a) RIGHT TO TERMINATE EMPLOYMENT. Neither the adoption or the amendment of the Plan nor the grant of Options shall impose any obligations on the Company to continue the employment of any Key Employee or to retain any Eligible Director, nor shall it impose any obligation on the part of any Key Employee to remain in the employ of the Company or any Eligible Director to continue to serve on the Board, subject, however, to the provisions of any agreement between the Company and a Key Employee.

     (b) PURCHASE FOR INVESTMENT. If the Board determines that the law so requires, the holder of Options granted hereunder shall, upon any exercise or conversion thereof, execute and deliver to the Company a written statement, in form satisfactory to the Company, representing and warranting that such Participant is purchasing or accepting the Shares then acquired for such Participant's own account and not with a view to the resale or distribution thereof, that any subsequent offer for sale or sale of any such Shares shall be made either pursuant to (i) a registration statement on an appropriate form under the Securities Act of 1933 (the "Securities Act"), which registration statement shall have become effective and shall be current with respect to the Shares being offered and sold, or (ii) a specific exemption from the registration requirements of the Securities Act, and that in claiming such exemption the holder will, prior to any offer for sale or sale of such Shares, obtain a favorable written opinion from counsel approved by the Company as to the availability of such exception.

     (c) TRUSTS, ETC. Nothing contained in the Plan and no action taken pursuant to the Plan (including, without limitation, the grant of any Option thereunder) shall create or be construed to create a trust of any kind, or a fiduciary relationship, between the Company and any Participant or the executor, administrator or other personal representative, or designated beneficiary of such Participant, or any other persons. Any reserves that may be established by the Company in connection with the Plan shall continue to be part of the general funds of the Company, and no individual or entity other than the Company shall have any interest in such funds until paid to a Participant. If and to the extent that any Participant or such Participant's executor, administrator, or other personal representative, as the case may be, acquires a right to receive any payment from the Company pursuant to the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company.

     (d) NOTICES. Each Participant shall be responsible for furnishing the Committee with the current and proper address for the mailing to such Participant of notices and the deliver to such Participant of agreements, Shares and payments. Any notices required or permitted to be given shall be deemed given if directed to the person to whom addressed at such address and mailed by regular United States mail, first class and prepaid. If any item mailed to such address is returned as undeliverable to the addressee, mailing will be suspended until the Participant furnishes the proper address.

     (e) SEVERABILITY OF PROVISIONS. If any provisions of the Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions of the Plan, and the Plan shall be construed and enforced as if such provisions had not been included.

     (f) PAYMENT TO MINORS, ETC. Any benefit payable to or for the benefit of a minor, an incompetent person or other person incapable of receipting therefor shall be deemed paid when paid to such person's guardian or to the party providing or reasonably appearing to provide for the care of such person, and such payment shall fully discharge the Committee, the Company and their employees, agents and representatives with respect thereto.

     (g) HEADINGS AND CAPTIONS. The headings and captions herein are provided for reference and convenience only. They shall not be considered part of the Plan and shall not be employed in the construction of the Plan.

     (h) CONTROLLING LAW. The Plan shall be construed and enforced according to the laws of the State of New York.

16.  ISSUANCE OF STOCK CERTIFICATES; LEGENDS AND PAYMENT OF EXPENSES

     (a) STOCK CERTIFICATES. Upon any exercise of Options and payment of the aggregate Purchase Price as provided in the relevant Option Agreements, a certificate or certificates for the Shares as to which Options have been exercised shall be issued by the Company in the name of the person or persons exercising such Options and shall be delivered to or upon the order of such person or persons.

     (b) LEGENDS. Certificates for Shares issued upon exercise of Options shall bear such legend or legends as the Committee, in its discretion, determines to be necessary or appropriate to prevent a violation of, or to perfect an exemption from, the registration requirements of the Securities Act or to implement the provisions of any agreements between the Company and a Key Employee with respect to such Shares.

     (c) PAYMENT OF EXPENSES. The Company shall pay all issue or transfer taxes with respect to the issuance or transfer of Shares, as well as all fees and expenses necessarily incurred by the Company in connection with such issuance or transfer and with the administration of the Plan.

17.  LISTING OF SHARES AND RELATED MATTERS

     If at any time the Board shall determine in its sole discretion that the listing, registration or qualification of the Shares covered by the Plan upon any national securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the award or sale of Shares under the Plan, no Shares will be delivered unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained, or otherwise provided for, free of any conditions not acceptable to the Board.

18.  WITHHOLDING TAXES

     The Company shall be entitled to withhold (or secure payment from the Key Employee in cash or other property, including Shares already owned by the Key Employee for six (6) months or more (valued at the Fair Market Value thereof on the date of delivery) in lieu of withholding) the amount of any Federal, state or local taxes required to be withheld by the Company in connection with any Shares or cash payments deliverable under this Plan in respect of Options granted to any Key Employee, and the Company may defer delivery unless such withholding requirement is satisfied. The Committee may permit any such withholding obligation to be satisfied by reducing the number of Shares otherwise deliverable to the Key Employee.